UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 433-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 6, 2015, a wholly owned subsidiary of ORBCOMM Inc. (the “Company”), Ridgeley Holdings, LLC (the “Purchaser”), completed the acquisition of substantially all the assets of WAM Technologies, LLC (“WAM”), for a purchase price of $8.5 million, pursuant to an Asset Purchase Agreement entered into on October 5, 2015 among the Purchaser, WAM, and the individual owners of WAM (the “Agreement”). Based in Skillman, NJ, WAM is a leading provider of remote wireless management and control solutions for ocean transport refrigerated containers and related intermodal equipment on a global basis.

The total consideration paid by the Purchaser for the acquisition of the WAM assets was $8.5 million in cash, subject to net working capital adjustments, of which $1.1 million was deposited in escrow with a third party escrow agent, to be available to pay certain potential indemnification obligations of WAM to the Purchaser under the Agreement.  The Agreement contains customary representations, warranties, conditions and covenants.  The representations and warranties generally survive the closing for a period of fifteen (15) months.

A copy of the press release dated October 6, 2015 issued by ORBCOMM Inc. is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

Looking forward, we are projecting the acquired WAM business to make the following financial contributions to the Company:

•	Q4 2015 estimated Total Revenues of $1 million, of which 75% is expected to be service revenue and 25% product revenue.
•	FY 2016 estimated Total Revenues of $5 to $6 million.
•	FY 2016 estimated Adjusted EBITDA of over $1 million.

Forward-Looking Statements

Certain statements discussed in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The risks and uncertainties include, but are not limited to: failure to successfully integrate WAM with other existing operations, the failure to realize the expected results and benefits of the acquisition of WAM, as well as the various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2014, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of ORBCOMM Inc. dated October 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By	/s/ Robert G. Costantini
Name:	Robert G. Costantini
Title:	Executive Vice President and Chief
Financial Officer

Date: October 6, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of ORBCOMM Inc. dated October 6, 2015.